UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 14, 2014

EXELIXIS, INC. (Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 East Grand Ave.
South San Francisco, California 94080
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 14, 2014, following delegation from the Board of Directors (the "Board") of Exelixis, Inc. ("Exelixis"), the Compensation Committee (the "Compensation Committee") of the Board approved the grant of restricted stock units ("RSUs") under the 2014 Equity Incentive Plan (the "2014 Plan") to each non-employee director serving on the Board. The RSUs were granted to the non-employee directors in lieu of cash compensation for their services on the Board for the period beginning with the fourth quarter of 2014 through the end of 2015, to assist Exelixis with its efforts to focus the company's financial resources on the late-stage clinical trials of cabozantinib in metastatic renal cell carcinoma (the METEOR trial) and advanced hepatocellular cancer (the CELESTIAL trial). The amount of RSUs granted to each non-employee director reflects whether such non-employee director serves as chairman of the Board, a chairman of a committee of the Board and/or as a member of one or more committees of the Board.
The RSUs are evidenced by RSU Grant Notices and Non-Employee Director Restricted Stock Unit Agreements (“NED RSU Agreements”) which, together with the 2014 Plan and the Non-Employee Director Equity Compensation Policy, set forth the terms and conditions of the RSUs. The RSUs vest as to 1/5th of the original number of shares subject to the RSUs on each of January 2, 2015, April 3, 2015, July 3, 2015, October 2, 2015 and January 1, 2016. Vesting of the RSUs will cease upon termination of continuous service with Exelixis for any reason.

The numbers of shares subject to the RSUs granted to the non-employee directors on October 14, 2014, are as follows:

Name	Number of Shares Subject to RSUs
Charles Cohen, Ph.D.	63,725
Carl B. Feldbaum, Esq.	40,033
Alan M. Garber, M.D., Ph.D.	48,611
Vincent Marchesi, M.D., Ph.D.	61,683
Stelios Papadopoulos, Ph.D.	69,444
George Poste, D.V.M., Ph.D.	63,725
George A. Scangos, Ph.D.	29,412
Lance Willsey, M.D.	61,275
Jack L. Wyszomierski	55,964

The foregoing is only a brief description of the material terms of the RSUs, does not purport to be complete and is qualified in its entirety by reference to the 2014 Plan, the form of NED RSU Agreement under the 2014 Plan and the Non-Employee Director Equity Compensation Policy under the 2014 Plan. The 2014 Plan was filed as Exhibit 10.1 to Exelixis’ Current Report on Form 8-K, filed with the SEC on May 29, 2014, and the form of NED RSU Agreement and Non-Employee Director Equity Compensation Policy are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit

No.	Description

10.1	Form of Restricted Stock Unit Agreement (Non-Employee Director) under the 2014 Equity Incentive Plan
10.2        Non-Employee Director Equity Compensation Policy under the 2014 Equity Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2014	EXELIXIS, INC.

/s/ JAMES B. BUCHER
James B. Bucher
Vice President, Corporate Legal Affairs and Secretary

EXHIBIT INDEX

Exhibit

No.	Description

10.1	Form of Restricted Stock Unit Agreement (Non-Employee Director) under the 2014 Equity Incentive Plan
10.2        Non-Employee Director Equity Compensation Policy